INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED APRIL 30, 2026, TO THE
PROSPECTUSES DATED March 11, 2026, OF:
Invesco QQQ Equal Weight ETF (QEW)
(the “Fund”)
Nasdaq, Inc. (“Nasdaq”), the index provider of the Nasdaq-100 Equal Weighted™ Index, the Fund’s underlying index (the “Underlying Index”), has announced certain changes to the methodology of the Nasdaq-100 Index® (the “Nasdaq-100®”), which take effect on May 1, 2026. Accordingly, on that date, the Fund’s Prospectuses are revised as follows:
1.
The following disclosure replaces similar disclosure in the first paragraph of the section titled Principal Investment Strategies of the Fund’s Summary Prospectus and the sections titled Summary Information – Principal Investment Strategies and Additional Information About the Fund’s Strategies and Risks - Nasdaq-100 Equal Weighted™ Index of the Fund’s Statutory Prospectus:
The Nasdaq-100® is designed to include securities of 100 of the largest domestic and international non-financial companies listed on U.S. Nasdaq-affiliated listing exchanges based on market capitalization.
2.
The following disclosure replaces the third and fourth sentences of the third paragraph of the section titled Additional Information About the Fund’s Strategies and Risks - Nasdaq-100 Equal Weighted™ Index of the Fund’s Statutory Prospectus:
Constituent changes are made in the Underlying Index as and when they are made in the Nasdaq-100®. Such changes may include the addition on an expedited (“fast entry”) basis of newly listed issuers, such as those that are listed via an initial public offering (“IPO”) or ones that were recently listed on an eligible exchange. Constituents will be added to the Nasdaq-100® and the Underlying Index only if they satisfy all applicable eligibility criteria and if their market capitalization ranks within the top 40 of current Nasdaq-100® constituents. Their addition to the Nasdaq-100® and the Underlying Index will not require removal of another security and may temporarily increase these indexes’ constituent counts to more than 100. Except for such fast entry additions or to account for spin-offs or constituent deletions that require a replacement, additions to the Underlying Index generally occur only at the time of the annual rebalancing or quarterly reweighting.
Please Retain This Supplement For Future Reference.
P-QEW-SUMSTAT-SUP 043026